     As filed with the Securities and Exchange Commission on July 2, 1996.
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): JUNE 26, 1996


                            EXCEL REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                      1-12244                 33-0160389
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)

   16955 VIA DEL CAMPO, SUITE 110                                  92127
       SAN DIEGO, CALIFORNIA                                    (Zip Code)
(Address of Principal Executive Offices)

                                 (619) 485-9400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


================================================================================

        This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a Maryland corporation, in connection with the matters described herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        The exhibits listed in the following index relate to the Registration Statement (No. 33-59195) on Form S-3, as amended, of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

        (c)  Exhibits.

        1.01 Underwriting Agreement dated June 26, 1996 between Excel Realty Trust, Inc. and Smith Barney Inc.

        1.02 Terms Agreement dated June 26, 1996 between Excel Realty Trust, Inc. and Smith Barney Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 1, 1996                   EXCEL REALTY TRUST, INC.

                                      By: /s/ Richard B. Muir
                                          ------------------------------
                                          Richard B. Muir
                                          Executive Vice President and Secretary

                                 EXHIBIT INDEX


EXHIBIT NO.                                                               PAGE
- -----------                                                               ----
   1.01     Underwriting Agreement dated June 26, 1996 between Excel
              Realty Trust, Inc. and Smith Barney Inc. .................    5

   1.02     Terms Agreement dated June 26, 1996 between Excel Realty
              Trust, Inc. and Smith Barney Inc. ........................   51
